UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2024, Rafael Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among the Company; Cyclo Therapeutics, Inc., a Nevada corporation (“Cyclo”); Tandem Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“First Merger Sub”); and Tandem Therapeutics, LLC, a Nevada limited liability company and a wholly-owned subsidiary of the Company (“Second Merger Sub”), pursuant to which: (i) First Merger Sub will merge with and into the Cyclo, with Cyclo being the surviving entity (the “First Merger”), and (ii) immediately following the First Merger, Cyclo will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the subsequent merger (the “Second Merger” and together with the First Merger, the “Merger”). The Merger is subject to the satisfaction or waiver of several conditions set forth in the Merger Agreement and the approval of the Company’s and Cyclo’s respective stockholders. The Company is the holder of approximately 39.5% of the Cyclo’s outstanding common stock, par value $0.0001 per share (the “Common Stock”).

In connection with the Merger, the Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on October 9, 2024, as amended on November 22, 2024, December 20, 2024 and January 10, 2025 (File Number 333-282558) (the “Form S-4”). The Merger Agreement provides that it may terminate or be terminated in certain circumstances, including in the event that the SEC has not declared the Form S-4 effective under the Securities Act of 1933, as amended (the “Securities Act”) by February 15, 2025 (the “Merger Agreement End Date”). On February 4, 2025, the Company and Cyclo entered into an Amendment No. 2 to Agreement and Plan of Merger (the “Amendment No. 2 to Merger Agreement”), pursuant to which the Merger Agreement End Date was extended from February 15, 2025 to March 31, 2025.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of (i) the Merger Agreement, which the Company filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on August 22, 2024, and (ii) the Amendment to Agreement and Plan of Merger, dated December 18, 2024, by and between the Company and Cyclo, which the Company attached as Annex A-2 to Amendment No. 2 to the Form S-4 Registration Statement filed with the SEC on December 20, 2024. The foregoing description of the Amendment No. 2 to Merger Agreement is qualified in its entirety by reference to the actual terms thereof contained in the Amendment No. 2 to Merger Agreement, which is being filed as Exhibit 2.1 to this Current Report on Form 8-K, and such terms are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
2.1	Amendment No. 2 to Agreement and Plan of Merger dated as of February 4, 2025 by and among the Company and Cyclo.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
	Name:	William Conkling
	Title:	Chief Executive Officer

Dated: February 10, 2025

EXHIBIT INDEX

Exhibit Number	Document
2.1	Amendment No. 2 to Agreement and Plan of Merger dated as of February 4, 2025 by and among the Company and Cyclo.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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